Exhibit 10.3

SECOND EXTENSION OF AMENDED AND RENEWED OPTION AGREEMENT

          THIS SECOND EXTENSION OF THE AMENDED AND RENEWED OPTION AGREEMENT is entered into as of the 29th day of August, 2004, by and between The Hearst Corporation (“Hearst”), a Delaware corporation, and Hearst-Argyle Television, Inc. (the “Company”), a Delaware corporation.

W I T N E S S E T H

          WHEREAS, Hearst and the Company entered into an Amended and Renewed Option Agreement dated as of August 29, 2000 (the “Amended and Renewed Option Agreement”); and

          WHEREAS, Hearst and the Company entered into an Extension of the Amended and Renewed Option Agreement dated as of August 29, 2003 (the “Amended and Renewed Option Agreement”); and

          WHEREAS, Hearst and the Company mutually desire to further extend the Amended and Renewed Option Agreement as set forth hereinafter;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amended and Renewed Option Agreement is hereby amended and extended by substituting the date of December 31, 2005 for the date of August 31, 2004 in Section 1 of the Amended and Renewed Option Agreement.

          Except as expressly set forth herein, all terms and conditions of the Amended and Renewed Option Agreement shall continue in full force and effect. Unless otherwise defined herein, all capitalized terms shall have their respective meanings as set forth in the Amended and Renewed Option Agreement.

          IN WITNESS WHEREOF, the parties have executed this extension of the Amended and Renewed Agreement as of the date first above written.

THE HEARST CORPORATION		HEARST-ARGYLE TELEVISION, INC.

By:	/s/ Ronald J. Doerfler	By:	/s/ Jonathan C. Mintzer

	Name: Ronald J. Doerfler		Name: Jonathan C. Mintzer
	Title: Senior Vice President		Title: Vice President, General Counsel and
	and Chief Financial Officer		Secretary

	Dated: March 29, 2005		Dated: March 29, 2005